UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
  _________________________________
FORM 8-K
_________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported) August 28, 2019
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Matador Resources Company
(Exact name of registrant as specified in its charter)
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Texas	001-35410	27-4662601
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5400 LBJ Freeway,	Suite 1500	75240
Dallas,	Texas
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (972) 371-5200
Not Applicable
(Former name or former address, if changed since last report)
_________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MTDR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 28, 2019, the Board of Directors (the “Board”) of Matador Resources Company (the “Company”) appointed Monika U. Ehrman as a director, effective August 30, 2019. Professor Ehrman is Professor of Law, earning tenure in 2019, and Faculty Director of the Oil & Gas, Natural Resources, and Energy Center (ONE C) at the University of Oklahoma College of Law. Professor Ehrman also serves as Adjunct Associate Professor, Energy Management, at the University of Oklahoma Michael F. Price College of Business. Professor Ehrman joined the University of Oklahoma College of Law in 2013 as Associate Professor of Law. Prior to teaching, she served as in-house legal counsel for two oil and gas companies from 2008 to 2012 and as an associate oil and gas attorney at an international law firm from 2005 to 2008. Before law school, Professor Ehrman worked as a petroleum engineer in the upstream, midstream and pipeline sectors of the energy industry. In addition to serving on various oil and gas law committees, she also served as an Editor of the Oil and Gas Reporter for the Institute for Energy Law. She is the faculty advisor to the Oil and Gas, Natural Resources, and Energy Journal (ONE J), published by The University of Oklahoma College of Law. Professor Ehrman received her Bachelor of Science degree in Petroleum Engineering from the University of Alberta; J.D. from Southern Methodist University Dedman School of Law; and Master of Laws degree from Yale Law School.
Professor Ehrman was appointed by the Board to serve as a director until the 2020 Annual Meeting of Shareholders or her earlier death, retirement, resignation or removal. The Board appointed Professor Ehrman to serve on the Corporate Governance, Operations and Engineering and Prospect Committees.
Professor Ehrman will be compensated according to the director compensation program described in the Director Compensation section of the Company’s Proxy Statement for the Annual Meeting of Shareholders held on June 6, 2019 filed on April 25, 2019 and incorporated herein by reference. She will also enter into an indemnification agreement with the Company in the form included as Exhibit 10.22 to Amendment No. 1 to the Registration Statement on Form S-1 filed on November 14, 2011 and incorporated herein by reference. Professor Ehrman does not have any direct or indirect interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K and was not appointed to the Board pursuant to any arrangement or understanding between Professor Ehrman and any other person.

Item 7.01	Regulation FD Disclosure.
On September 4, 2019, the Company issued a press release announcing the addition of Professor Ehrman as a member of the Board (the “Press Release”). A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The Press Release is incorporated by reference into this Item 7.01, and the foregoing description of the Press Release is qualified in its entirety by reference to this exhibit.
The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release.
104	Cover Page Interactive Data File, formatted in Inline XBRL (included as Exhibit 101).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATADOR RESOURCES COMPANY

Date: September 4, 2019	By:	/s/ Craig N. Adams
	Name:	Craig N. Adams
	Title:	Executive Vice President